EXHIBIT 10.7

KOHL'S DEPARTMENT STORES

September 1, 2003

Summary of Benefits Insured by Mutual of Omaha

Class 1, CEO, President, COO

Basic Life & Accidental Death & Dismemberment			Business Travel Accident
(Provided by Kohl's)			(Provided by Kohl's)

What is my Life Insurance benefit?	3x your Salary ($3,000,000 max)		If I die while traveling on Business for Kohl's, what is my Benefit?	$250,000

What is my Accidental Death Benefit?	3x your Salary ($2,000,000 max)		If I'm hurt while Traveling on Business, are there any other benefits?	Yes, benefits of $62,500, $125,000 or $250,000 may be paid for specific losses

What is my Accidental Dismemberment Benefit?	1/4 to 1x your Salary (depending upon the loss)		What if I have an Emergency while Traveling on Business?	The coverage includes a Worldwide Assistance Program

Who Pays for It?	Kohl’s

Will My Benefit Continue if I get Disabled?	Yes

Is there a Living Benefit if I develop a Terminal Condition?	Yes

Can I keep my Life Insurance When I Retire?	No

Can I Convert Coverage to an Individual Policy when I Terminate employment?	Yes

Supplemental Life			Voluntary Accidental Death & Dismemberment
(Optional)			(Optional)

How much extra Life Ins can I buy?	1x your Salary		How much extra AD&D can I buy?

Is there a maximum?	Yes, Basic + Supplemental cannot exceed $3,000,000		Associate	Increments of $10,000 to a maximum of $500,000

What is the Monthly Cost?	Age Bracket	Life Rate/$1000		% of your coverage
	0-29	$0.04	Spouse only	60%
	30-34	$0.05	Child(ren) only	25% for each child
	35-39	$0.06	Spouse and Child(ren)	50% spouse
	40-44	$0.10		20% for each child
	45-49	$0.13
	50-54	$0.25	Are only Accidental Deaths covered?	No, there are benefits for certain
	55-59 60-64 65+	$0.41 $0.54 $0.84		dismemberments and paralysis
			What is the Monthly Cost?	Associate: $.22 per $10,000 Dependents: $.40 per $10,000

			Will My Benefit Continue if I get Disabled?	Yes, until you are no longer eligible for this benefit

Will My Benefit Continue if I get Disabled?	Yes		Can I keep my Life Insurance When I Retire?	No

Is there a Living Benefit if I develop a Terminal Condition?	Yes		Can I Convert Coverage to an Individual Policy when I Terminate employment?	No

Can I Convert Coverage to an Individual Policy when I Terminate employment?	Yes

Dependents' Life			Long Term Disability
(Optional)			(Provided by Kohl’s)

How much Life Ins. can I buy for my Dependents?	Option I	Option II	How long must I be Disabled before Benefits begin?	180 days
Spouse	$5,000	$10,000
Child(ren) over 6 months to age 19 or 25 if a full-time student	$2,000	$5,000	What is my Benefit?	60% of your basic monthly earnings to a maximum monthly benefit of $10,000
Child(ren) 14 days to 6 months	$100	$100

How much does it Cost?	$1.25 per month	$2.50 per month

Can I cover a dependent who is confined in a health care facility or who is unable to perform normal activities?	You can enroll them but coverage will not become effective until the dependent is no longer confined and is able to perform normal activities		How Long will Benefits continue?	Until you are no longer disabled or you reach normal retirement age
			Are there special Limits for disabilities due to Mental Disorders or Substance Abuse?	Yes, benefits for these disabilities are generally limited to 24 months
			Will my Benefit be offset by other Sources of Income?	Yes
			Is there a Partial Disability Benefit?	Yes
			Are Pre-Existing Conditions covered?	You will not receive any benefits for a disability which begins in the first 12 months of your being insured if the disability is due to a pre-existing condition
			Can I Convert Coverage to an Individual Policy when I Terminate employment?	No

Certain exclusions exist for each benefit.

Amounts of Basic Life Insurance in excess of $50,000 are taxed by the IRS as imputed income.

Amounts in excess of $1,000,000 ($400,000 if age 60 or over) are not guaranteed. Satisfactory evidence of good health will be required.

You will become eligible for these benefits beginning with your first day of active work. If you waive benefits and later decide to enroll for them, you must submit satisfactory evidence of good health. You will be eligible to enroll in or change your benefits during open enrollment of each year. Benefit changes made during open enrollment are effective on April 1 of each year.

This summary is for illustrative purposes only and is not intended to be a complete description of your benefits.

The benefits described in this summary are not guaranteed.

The above benefits may differ slightly from those benefits previously insured by Reliance Standard.

Please refer to the Summary Plan Descriptions (available from Corporate Human Resources—Benefit Department) for more detail.

KOHL'S DEPARTMENT STORES

September 1, 2003

Summary of Benefits Insured by Mutual of Omaha

Class 2, CFO, Executive & Senior Vice President

Basic Life & Accidental Death & Dismemberment			Business Travel Accident
(Provided by Kohl's)			(Provided by Kohl's)

What is my Life Insurance benefit?	2x your Salary ($3,000,000 max)		If I die while traveling on Business for Kohl's, what is my Benefit?	$250,000

What is my Accidental Death Benefit?	2x your Salary ($2,000,000 max)		If I'm hurt while Traveling on Business, are there any other benefits?	Yes, benefits of $62,500, $125,000 or $250,000 may be paid for specific losses

What is my Accidental Dismemberment Benefit?	1/4 to 1x your Salary (depending upon the loss)		What if I have an Emergency while Traveling on Business?	The coverage includes a Worldwide Assistance Program

Who Pays for It?	Kohl’s

Will My Benefit Continue if I get Disabled?	Yes

Is there a Living Benefit if I develop a Terminal Condition?	Yes

Can I keep my Life Insurance When I Retire?	No

Can I Convert Coverage to an Individual Policy when I Terminate employment?	Yes

Supplemental Life			Voluntary Accidental Death & Dismemberment
(Optional)			(Optional)

How much extra Life Ins can I buy?	1x your Salary		How much extra AD&D can I buy?

Is there a maximum?	Yes, Basic + Supplemental cannot exceed $3,000,000		Associate	Increments of $10,000 to a maximum of $500,000

What is the Monthly Cost?	Age Bracket	Life Rate/$1000		% of your coverage
	0-29	$0.04	Spouse only	60%
	30-34	$0.05	Child(ren) only	25% for each child
	35-39	$0.06	Spouse and Child(ren)	50% spouse
	40-44	$0.10		20% for each child
	45-49	$0.13
	50-54	$0.25	Are only Accidental Deaths covered?	No, there are benefits for certain
	55-59 60-64 65+	$0.41 $0.54 $0.84		dismemberments and paralysis
			What is the Monthly Cost?	Associate: $.22 per $10,000 Dependents: $.40 per $10,000

			Will My Benefit Continue if I get Disabled?	Yes, until you are no longer eligible for this benefit

Will My Benefit Continue if I get Disabled?	Yes		Can I keep my Life Insurance When I Retire?	No

Is there a Living Benefit if I develop a Terminal Condition?	Yes		Can I Convert Coverage to an Individual Policy when I Terminate employment?	No

Can I Convert Coverage to an Individual Policy when I Terminate employment?	Yes

Dependents' Life			Long Term Disability
(Optional)			(Provided by Kohl’s)

How much Life Ins. can I buy for my Dependents?	Option I	Option II	How long must I be Disabled before Benefits begin?	180 days
Spouse	$5,000	$10,000
Child(ren) over 6 months to age 19 or 25 if a full-time student	$2,000	$5,000	What is my Benefit?	60% of your basic monthly earnings to a maximum monthly benefit of $10,000
Child(ren) 14 days to 6 months	$100	$100

How much does it Cost?	$1.25 per month	$2.50 per month

Can I cover a dependent who is confined in a health care facility or who is unable to perform normal activities?	You can enroll them but coverage will not become effective until the dependent is no longer confined and is able to perform normal activities		How Long will Benefits continue?	Until you are no longer disabled or you reach normal retirement age
			Are there special Limits for disabilities due to Mental Disorders or Substance Abuse?	Yes, benefits for these disabilities are generally limited to 24 months
			Will my Benefit be offset by other Sources of Income?	Yes
			Is there a Partial Disability Benefit?	Yes
			Are Pre-Existing Conditions covered?	You will not receive any benefits for a disability which begins in the first 12 months of your being insured if the disability is due to a pre-existing condition
			Can I Convert Coverage to an Individual Policy when I Terminate employment?	No

Certain exclusions exist for each benefit.

Amounts of Basic Life Insurance in excess of $50,000 are taxed by the IRS as imputed income.

Amounts in excess of $1,000,000 ($400,000 if age 60 or over) are not guaranteed. Satisfactory evidence of good health will be required.

You will become eligible for these benefits beginning with your first day of active work. If you waive benefits and later decide to enroll for them, you must submit satisfactory evidence of good health. You will be eligible to enroll in or change your benefits during open enrollment of each year. Benefit changes made during open enrollment are effective on April 1 of each year.

This summary is for illustrative purposes only and is not intended to be a complete description of your benefits.

The benefits described in this summary are not guaranteed.

The above benefits may differ slightly from those benefits previously insured by Reliance Standard.

Please refer to the Summary Plan Descriptions (available from Corporate Human Resources—Benefit Department) for more detail.